Other current liabilities	12 Months Ended
Dec. 31, 2022
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Other current liabilities
Note 14. Other current liabilities

	As of December 31,	As of December 31,
	2021	2022

	$ in thousands
VAT Payables	71	3,058
Accruals for personnel related expenses	12,483	9,421
Other	1,177	700

Total other current liabilities	13,731	13,179

Accruals for personnel are related to annual bonuses, PTO accruals and social expenses on stock options.
Other current liabilities decreased by $0.5

million between December 31, 2021 and December 31, 2022, the decrease of year-end bonuses accrual and the decrease of payables to assets suppliers (which is due to a significantly lower volume of assets addition within the period compared to last year) being partially offset by the increase of VAT payables due to the collected VAT on the Servier milestone invoice in December 2022.